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                                                                   Exhibit 10.38

                    AMENDMENT TO DISTRIBUTORSHIP AGREEMENT
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     This Amendment is made this 17th day of October, 1994, by and between
Molecular Simulations Inc. ("MSI"), 16 New England Executive Park, Burlington, Massachusetts 01803, and Teijin Molecular Simulations Inc. ("TMSI"), 1-1, Uchisaiwai-cho 2-chome, Chiyoda-ku, Tokyo 100, Japan.

     MSI (formerly Polygen Corporation) and TMSI have entered into a Distributorship Agreement dated April 1, 1992 (the "Agreement"), and the parties desire to amend the terms and conditions of the Agreement, as described in this Amendment.

     NOW, THEREFORE, the parties agree as follows:

1.   Territory.  Section 1(i) of the Agreement is hereby amended to read as
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follows:

     "(i) "Territory" shall mean the following countries:  Japan, South Korea,
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Taiwan, Hong Kong, China, India, Singapore, Malaysia, Australia and New
Zealand."

2.   Maintenance and Support of Existing Customers.  From and after the
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effective date of this Amendment, TMSI agrees to assume responsibility for providing maintenance and support to MSI's existing customers in the following countries: South Korea, Taiwan, Hong Kong, China, India, Singapore, Malaysia, Australia and New Zealand (collectively, the "AP Countries"). TMSI will be responsible for invoicing and collecting maintenance fees (including renewals) for all existing MSI customers in AP Countries after the effective date of this Amendment.

3.   General.  Upon execution of this Amendment by both parties, this Amendment
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will become effective retroactive to January 1, 1994.  Except as amended hereby, the Agreement shall remain in full force and effect. This Amendment shall be governed by and construed under the laws of the Commonwealth of Massachusetts, U.S.A., excluding its conflict of laws principles. This Amendment may be executed in counterparts, each of which shall be deemed an original of this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the date first written above.

MOLECULAR SIMULATIONS INC.                   TEIJIN MOLECULAR SIMULATIONS INC.

By:  /s/ DAVID B. HIATT                           By:  /s/ SHIGERA OZAKI
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Name: David B. Hiatt                                   Name:  Shigera Ozaki
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Title:    Chief Financial Officer                      Title:  President
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